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                                                                   EXHIBIT 10.43

                           STANDARD LEASE AGREEMENT


LANDLORD:

         THIS AGREEMENT ("Lease"), dated the 14 day of October, 1997, between FL Building Corp.(hereinafter called "Landlord"),and Hederman Brothers (hereinafter called "Tenant").

                             W I T N E S S E T H:

         That each of the aforesaid parties acknowledges receipt of a valuable consideration from the other and they and each of them act herein in further consideration of the covenants of the other as herein stated.
Landlord and Tenant agree as follows:

                                   ARTICLE I

         1.1  Premises. That Landlord does hereby grant, demise and
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lease unto Tenant the premises or space in the Lyon Building (hereinafter referred to as "Building"), 401 W. Capitol, Little Rock, Pulaski County, Arkansas, as outlined in red on the floor plan attached hereto (hereinafter referred to as "Exhibit "A"), presently expected to be on the 5th floor(s) of the Building, consisting in the aggregate of 869 square feet of net rentable area (hereinafter referred to as "Premises").

         The term "net rentable area," as used herein, shall refer to (i) in the case of a single tenancy floor, all floor area measured from the plan set by the inside surface of the outer glass of the Building to the inside surface of the opposite outer wall, excluding only the areas ("service areas") within the outside walls used for elevators, mechanical rooms, janitor rooms, building stairs, tire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts but including any such areas which are for the specific use of the particular tenant such as special stairs or elevators, and (iii) in the case of a partial floor, all floor areas within the plane set by the inside surface of the outer glass or wall enclosing the tenant occupied portion of the floor and measured to the mid-point of the walls separating areas leased by or held for lease to other tenants or from areas devoted to corridors, foyers, restrooms, for the use of al tenants on the particular floor (hereinafter sometimes called "common areas"), but including a proportionate part of the common areas located on such floor based upon the ratio which the tenant's net rentable area on such floor bears to the aggregate net rentable area on such floor. No deductions from net rentable area are made for columns or projections necessary to the Building. The net rentable area in the Premises has been calculated on the basis of the foregoing definitions and is hereby stipulated for all purposes hereof to be the aggregate amount of square feet hereinabove stated, whether the same should be more or less as a result of minor variations resulting from actual construction and completion of the Premises for occupancy so long as such work is done in accordance with the terms and provisions hereof.
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         1.2  Use of Premises. The Premises are to be used and located
              ---------------
continuously throughout the term hereof for the business of general business exclusively, and for no other purpose whatever.

         1.3  Term of Lease. The Premises are hereby demised unto Tenant for a
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period of one year, commencing on the date on which the Premises are ready for occupancy by Tenant as certified to Tenant in writing by or upon written notice to Tenant by Landlord ("Commencement Date"). In this connection, the parties may agree to execute a subsequent agreement setting forth the specific Commencing Date and expiration date of the Lease, commencing November 1, 1997 and expiring October 31, 1998.

         1.4  Rental. (a) Tenant shall pay to landlord as rent for the Premises
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during the term of this Lease a monthly installment, payable in advance on the first day of every month without notice, demand, offset or deduction, and such rental beginning with the commencement of the term; provided, however, that in the event the term shall commence pursuant to Section 1.3 hereof on a date other than the first day of a month then the monthly installments for the first month of the term and the last month of the term shall be prorated accordingly and such prorated installment for the first month of the term shall be payable with and in addition to the monthly installment due on the first day of the first full month following commencement of the term (the date the first monthly installment of rent is due, whether the term shall have commenced on a date other than the first day of a month or not, is hereinafter referred to as the "Initial Rent Payment Date." If rent has not been paid by the 10th of the month in which it is due, 10% of the monthly payment will be assessed as a late charge. The amount of each such installment shall be equal to the following:

              (i) For the period commencing on the first day of the term and ending one year subsequent to the initial Rent Payment Date ("Initial Rent Period") the amount of each monthly installment ("Initial Monthly Rent") shall be equal to one-twelfth (1/12) of the total number of square feet of net rentable area contained in the Premises leased to Tenant multiplied times ________ per each such square foot (in the amount of Seven hundred seventeen ($717) Dollars (per month).

              (ii) For the year commencing on the first day immediately following the expiration of the Initial Rent Period ("Second Year") the amount of each monthly installment shall be equal to the Initial Monthly Rent multiplied times ___________;

              (iii) For all other years subsequent to the Second Year until the expiration of the term the amount of each monthly installment shall be equal to the amount of the monthly installment payable during the immediately preceding year multiplied times ___________;

              (iv) Whenever, by the terms of the Lease, Tenant is required to make payments or furnish items at the expense of Tenant, all such additional items required to be paid by Tenant are to be considered as additional rent and Landlord is to have the same rights and remedies upon the nonpayment of such as Landlord has for the nonpayment of the rent provided in this Section 1.4.

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         1.5  Security. Landlord acknowledges receipt of Tenant's check in the
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amount of ($-0-) to be held as security for the performance of Tenant's covenants herein contained. Upon default by Tenant in making any payment or performing any obligation herein provided, Landlord shall have the right but not the obligation to apply said deposit toward payment of any arrearages of rent or other payments required of Tenant hereunder, or toward payment of any other damages, injury, cost or expense incurred by Landlord and caused by Tenant. If all or any part of the deposit shall be so applied by Landlord, then within ten
(10) days after Landlord shall make demand upon Tenant for a replacement deposit equal in amount to the deposit so applied, which shall be delivered to Landlord by Tenant. Upon any transfer by Landlord of its interest in the Premises or this Lease, Landlord shall have the right without consent of Tenant to assign the deposit to the transferee who shall assume all liability or obligations to tenant in regard thereto, and Landlord shall thereupon be released and discharged of all such liability or obligations. The provisions of this Subsection 1.5 shall not be construed as liquidated damages, and shall not operate in any manner to reduce or release the obligations of Tenant hereunder, except insofar as the application of this money may reduce or satisfy an obligation to make payment of money. If Tenant is not in default hereunder, any remaining balance of such deposit shall be returned by Landlord to Tenant without interest within thirty (30) days after termination of this Lease.

         1.6  Substitution Space; Lease Subject to Options. (a) Landlord
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shall have the right at any time from the date hereof through the end of the term of this Lease or any renewal or extension hereof to substitute, in place of the original Premises, other space in the Building.

         (b) If Landlord desires to exercise such right, it shall give Tenant at least sixty (60) days prior notice thereof specifying the effective date of such substitution ("Effective Date"), whereupon, on such Effective Date: (1) the description of the original Premises set forth in this Lease shall, without further act on the part of Landlord or Tenant, be deemed amended so that the Substitution Space shall, for all intents and purposes, be deemed the Premises hereunder, and all of the terms, covenants, conditions, provisions and agreements of this Lease shall continue in full force and effect and shall apply to the Substitution Space except that (a) if the then unexpired balance of the term of this Lease shall be less than one year, the term of this Lease shall be extended so that the unexpired balance of the term of this Lease shall be for one year from such Effective Date, and (b) if the Substitution Space contains more square footage than the original Premises, the rental set out in Section
1.4 above shall be increased proportionately (provided that such rental increase shall not be in excess of five percent of the rental immediately preceding such increase); and (2) Tenant shall move from the original Premises into the Substitution Space and shall vacate and surrender possession to Landlord of the original Premises and if Tenant continues to occupy the original Premises after such effective date, then thereafter, during the period of such occupancy, Tenant shall pay rent for the original Premises at the rate set forth in this Lease, in addition to the rent for the Substitution Space at the above-described rate.

         (c) Tenant shall have the option either to accept possession of the Substitution Space in its "as is" condition as the Effective Date or to require Landlord to alter the Substitution Space in the same manner as the original Premises were altered or were to be altered. Such option shall be

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exercised by notice from Tenant to Landlord within ten (10) days after the aforesaid notice from Landlord to Tenant of such proposed relocation. If Tenant fails to deliver to Landlord notice of its election within the ten (10) day period, or if Tenant is in default under any of the terms, covenants, conditions, provisions or agreements of this Lease, Tenant shall be deemed to have elected to accept possession of the Substitution Space in its "as is" condition. If Tenant elects to require Landlord to alter the Substitution Space, then (1) notwithstanding the preceding subparagraph (b) regarding the terms of this Lease, if such then unexpired balance of the term of this Lease is less than two (2) years, the term of this Lease, without further act on the part of Landlord or Tenant, shall be deemed extended so that the then unexpired balance of the term of this Lease shall be two (2) years from such Effective Date, (2) Tenant shall continue to occupy the original Premises (upon all of the terms, covenants, conditions, provisions, and agreements of this Lease, including the covenant for the payment of rent) until the date on which Landlord shall have substantially completed such alteration work in the Substitution Space. (3) Tenant shall move from the original Premises into the Substitution Space immediately upon the date of such substantial completion by Landlord and shall vacate and surrender possession to Landlord of the original Premises on such date and if Tenant continues to occupy the original Premises after such date, then thereafter, during the period of such occupancy, Tenant shall pay rent for the original Premises at the rate set forth in this Lease, in addition to the rent for the Substitution Space at the above-described rate. With respect to such alteration work in the Substitution Space, if Tenant shall make changes in the work and if such changes shall delay the work to be performed by Landlord, or if Tenant shall otherwise delay the substantial completion of Landlord's work, the happening of such delays shall in no event postpone the date for the commencement of the payment of rent for such Substitution Space beyond the date on which such work would have been substantially completed but for such delay and, in addition, Tenant shall continue to pay rent for the original Premises at the rate set forth in this Lease until Tenant vacates and surrenders same as aforesaid. Landlord at its discretion may substitute materials of like quality for the materials originally utilized.

         (d) If Landlord exercises its relocation right, Landlord shall reimburse Tenant for Tenant's reasonable out-of-pocket expenses for moving Tenant's furniture, equipment, supplies and telephones and telephone equipment from the original Premises to the Substitution Space and for reprinting Tenant's stationery of the same quality and quantity of Tenant's stationery supply on hand immediately prior to Landlord's notice to Tenant of the exercise of this relocation right. If the Substitution Space contains more square footage than the original Premises and if the original Premises were carpeted, Landlord shall supply and install an equal amount of carpeting of the same or equivalent quality and color.

         (e) It is further specifically understood and agreed that this Lease and the right of Tenant to occupancy of the Premises is subject and subordinate to any right that any other tenant of Landlord may have to exercise options to lease additional space in the Building ("Option Space"). In the event that any such option shall be exercised and the Option Space shall constitute all or any part of the Premises, notwithstanding the availability of other space in the building which may be used as Substitution Space, Landlord shall have the option in its sole discretion to either terminate this Lease or to provide Tenant with Substitution Space; provided that Landlord shall in either event

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notify Tenant in writing of its decision within thirty (30) days after Landlord shall have been notified of the exercise of an option for Option Space by the other Tenant exercising the same. If Landlord shall elect to terminate this Lease then without further act the Lease shall terminate as to the entire Premises sixty (60) days after the receipt by Tenant of the aforesaid written notice from Landlord, with rent to be pro-rated accordingly if the sixtieth
(60th) day should be a day other than the last day of a month, and Tenant agrees to vacate the Premises at its own expense by the end of said sixty (60) day period. If Landlord shall elect to provide Tenant with Substitution Space, then Landlord shall do so in accordance with and pursuant to the terms and conditions of Subsections (a) through (d) of this Section 1.6 above.

         1.7  Taxes, Special Assessments, License, Etc. Tenant shall pay prior
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to delinquency at any time during the term of the Lease that they may be imposed, levied or assessed: (a) all ad valorem real and personal property taxes and special assessments against the Premises or any personal property thereon resulting from any improvements or alterations to the above-described use of the Premises by Tenant which are in excess of the amount of such prior to the beginning of the Lease term, (b) all license, franchise and permit fees or taxes.

         Promptly after demand therefor, Tenant shall furnish to Landlord satisfactory proof of payment of any or all items stated herein which are payable by Tenant.

                                  ARTICLE II

         2.1 Finish by Landlord (Building Standards). Landlord shall complete construction of the Premises in accordance with plans approved by Tenant but only to the extent described in "Exhibit B" attached hereto and incorporated herein by reference ("Shell Space Work"). In no event shall Landlord be obligated to complete or otherwise provide any of the tenant finish work for the Premises also described in said "Exhibit B" ("Finish Work") beyond the Shell Space Work. Tenant shall have the right to choose the contractor to perform all Finish Work; provided, however, that Landlord shall have approved the contractor in writing, which approval shall not be unreasonably withheld. The contractor shall have provided a performance bond satisfactory to Landlord as to amount, form and substance as shall be satisfactory to Landlord and naming both Tenant and Landlord as additional insureds, and containing a standard mortgagee endorsement in favor of any mortgagee of Landlord, as their interests may appear. All plans, drawings and specifications for the Finish Work shall be approved in writing by Landlord prior to the commencement of the Finish Work; provided, however, that any denial of such approval must be made in writing by Landlord within fifteen (15) days following the submission to Landlord of all such plans, drawings and specifications or else such approval shall be deemed to have been given. Tenant shall receive from Landlord an allowance for the Finish Work in the total amount of $_____________ (calculated by multiplying _______ square feet of net usable area in the Premises times $_________ per each such square foot). For the purposes of this Section 2.1 the term "net usable are" shall have the same meaning as the term "net rentable area" defined in Section
1.1. above, except that it shall not include any bathrooms or elevator lobby areas. Landlord shall make disbursements of the allowance directly to Tenant's contractor at the same time and toward payment of the progress payments due the

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contractor from Tenant. The maximum amount of each such disbursement shall be equal to the total amount of the Finish Work allowance multiplied times a fraction, the numerator of which is the amount of the progress payment then due the contractor and the denominator of which is the total amount of the construction contract price for the Finish Work; provided, however, that in no event shall the amount of any such disbursement exceed the amount of the progress payment then due.

         2.2  Services to be Furnished by Landlord. Landlord shall furnish
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Tenant while occupying the Premises the following services on all days except as otherwise stated:

              (a) Water, including cold water from mains for humidification, break rooms, drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, or by Tenant with Landlord's written consent, and not water for lavatory and break room purposes from the regular Building supply at the prevailing temperature. Tenant shall pay Landlord at rates fixed by Landlord, which such rates shall be reasonable, and shall not exceed the rates charged by a similar class of office buildings in Little Rock for water furnished for any other purposes. Tenant shall not waste or permit the waste of water. If Tenant fails to promptly pay Landlord's proper charge for water, Landlord, upon not less than ten days' notice, may discontinue furnishing that service and no such discontinuance shall be deemed an eviction or disturbance of Tenant's use of the Premises or render Landlord liable for damages or relieve Tenant from any obligation.

              (b) Heating and air condition (cooling), when necessary in Landlord's judgment for normal comfort (75 (degrees), 65 (degrees) F) in the Premises from 7:00 a.m. to 6:00 p.m., Monday through Friday and on Saturdays which are not holidays from 8:00 a.m. to 1:00 p.m. Landlord shall furnish Tenant with heating and air conditioning (cooling) when necessary for normal comfort in the Premises at times other than set forth in the immediately preceding sentence pursuant to the terms and conditions of the Building rules and regulations. Wherever heat generating machines or equipment are used in the Premises which affect the temperature otherwise maintained by the air conditioning system. Landlord reserves the right to install supplementary air conditioning units in the Premises and the cost of installation, operation and maintenance thereof shall be paid by Tenant to Landlord at reasonable rates.

              (c) Electrical current for standard Building lighting fixtures provided by Landlord and electrical outlets fro office equipment for ordinary purposes connected with the aforesaid use of the Premises. It is understood that services furnished under Section 2.2(b) and 2.2(c) are Building standards, and all other electrical consumption by Tenant in the Premises including consumption for lighting fixtures, office equipment, air conditioning or heating beyond normal Building standards or Building hours shall be paid for by Tenant to Landlord at a rate fixed by Landlord which shall be at least equal to the rate charged to Landlord by the utility company providing the electricity.

              (d) Nightly housekeeping and janitor service Monday through Friday in and about the Premises. Tenant shall not provide any janitor services without Landlord's prior

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         written consent, and then, only subject to the supervision of Landlord and at Tenant's sole expense and responsibility and by a janitor contractor or employee at all times satisfactory to Landlord.

              (e) Electrical lighting services and heating and air conditioning for all public areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard.

              (f) Passenger and freight elevator service in common with Landlord and other tenants, from 7:00 a.m. to 6:00 p.m., Monday through Friday, and Saturday from 8:00 a.m. to 1:00 p.m. Such normal elevator service, passenger or freight, if furnished t other times, shall be deemed optional with Landlord and shall never be deemed a continuing obligation. Landlord, however, shall provide adequate passenger and freight elevator service daily at all times when normal passenger and freight service is not furnished. Automatic elevator service shall be deemed "elevator service" within the meaning of this paragraph.

         Landlord does not warrant that any service will be free form interruptions caused by repairs, renewals, improvements, changes of service, alterations, strikes, lockouts, labor controversies, civil commotion, riot, accidents, inability to obtain electrical power, fuel, steam, water, supplies or labor or other cause beyond the reasonable control of Landlord. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Premises or any part thereof, or render Landlord liable to Tenant for damages, by abatement of rent or otherwise, or relive Tenant from performance of Tenant's obligations under this Lease. Tenant hereby waives and releases all claims against Landlord for damages for interruption or stoppage of service.

         In the event that by agreement with Tenant, Landlord furnishes extra or additional services to be paid for by Tenant, a failure to pay for such services within five (5) days after notice to Tenant shall authorize Landlord. In Landlord's discretion and without further notice, to immediately discontinue such services and terminate any agreement for such services.

         Any additional service charges paid by Tenant to Landlord for extra or additional services pursuant to this Section 2.2 shall be subject to adjustment in the same manner as the rental as provided for in Section 1.4 hereof.

         2.3  Quiet Possession. Tenant shall keep and perform all of its
              ----------------
covenants under this Lease on the part of Tenant to be performed, and Landlord shall guarantee to Tenant the quiet, peaceful and uninterrupted possession of the Premises.

                                  ARTICLE III

         3.1  Lawful Uses. Tenant will maintain the Premises in a clean and
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healthful condition; and comply with all laws, ordinances, orders, rules, and regulations (state, federal, municipal and

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other agencies or bodies having any jurisdiction thereof) with reference to use, conditions, or occupancy of the Premises.

         3.2  Indemnity and Insurance; Waivers; Subrogation; Indemnity. Tenant
              --------------------------------------------------------
is or shall become familiar with the Premises and acknowledges that the same are received by Tenant in a good a state of repair, accepted by Tenant in the condition in which they are now or shall be when ready for occupancy and that Landlord shall not be liable to Tenant or Tenant's agents, employees, invitees or visitors for any injuries, death or damage to persons or property due to any condition, design or defect in the Building or its mechanical system or elsewhere in the Premises or the Building which may now exist or hereafter occur except where due to Landlord's sole negligence. Tenant accepts the Premises as suitable for the purposes for which the same are leased and assumes all risks of injury, death or damage to persons or property for which Tenant may become legally liable, and agrees that no representations, except such as are contained herein or endorsed hereon have been made to Tenant respecting the condition of the Premises. Provided, that if the Premises is being constructed or remodeled for Tenant and the date of this lease is prior to the completion of such construction or remodeling, the provisions of this Section 3.2 shall not apply until Tenant has signed a letter of acceptance of the condition of the Premises.

              (a) Insurance. Tenant shall at its expense procure and maintain
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         throughout the Term the following insurance policies: (1) commercial general liability insurance in amounts of not less than a combined single limit of 250,000 (the "Liability Insurance Amount"), insuring Tenant, Landlord, and Landlord's agents against all liability for injury to or death of a person or persons or damage to property arising from the use and occupancy of the Premises, (2) contractual liability insurance coverage sufficient to cover Tenant's indemnity obligations hereunder, (3) Insurance covering the full value of Tenant's property and improvements, and other property (including property of others) in the Premises, and (4) workman's compensation insurance containing a waiver of subrogation endorsement reasonably acceptable to Landlord. Tenant shall furnish certificates of such insurance and such other evidence satisfactory to Landlord of the maintenance of all insurance coverages required hereunder, and Tenant shall obtain a written obligation on the part of each insurance company to notify Landlord at least 30 days before cancellation or (if available) a material change of any such insurance. All such insurance policies shall be in form, and issued by companies, reasonably satisfactory to Landlord.

              (b) Waiver of Negligence Claims, No Subrogation. Landlord and
                  -------------------------------------------
         Tenant each waive any claim it might have against the other for any damage to or theft, destruction, loss, or loss of use of any property, but only to the extent the same is insured against by such party under any insurance policy that covers the Building, the Premises, Landlord's or Tenant's fixtures, personal property, leasehold improvement, or business or is required to be insured against by it under the terms hereof, regardless of whether the negligence or fault of the other party caused such loss; however, Landlord's waiver shall not include any commercially reasonable deductible amounts on insurance policies carried by Landlord. Each party shall

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         cause its insurance carrier to endorse all applicable policies waiving the carrier's rights of recovery under subrogation or otherwise against the other party.

              (c) Indemnifications. Subject to the provisions herein, Tenant
                  ----------------
         shall defend, indemnify, and hold harmless Landlord and Landlord's agents and their respective shareholders, directors, officers, employees, and partners from and against all claims, demands, liabilities, causes of action, suits, judgements, and expenses (including attorneys' fees) for any bodily injury and property damage claims arising from the negligence or willful misconduct of Tenant or its employees, agents, contractors or invitees. Subject to the provisions herein, Landlord shall defend, indemnify, and hold harmless Tenant and Tenant's agents and their respective shareholders, directors, officers, employees, and partners from and against all claims, demands, liabilities, causes of action, suits, judgments, and expenses (including attorneys' fees) for any bodily injury and property damage claims arising from the negligence or willful misconduct of Landlord, its subtenants, its assignees, or any of their respective employees, contractors, agents or invitees. These indemnification provisions shall survive termination or expiration of this Lease.

              (d) Landlord's Insurance. Landlord shall maintain fire and
                  --------------------
         extended insurance or similar coverage for the full replacement cost of the Building (endorsed to provide at least six month's rent-loss insurance) and public liability insurance in such amounts and with such deductible amounts as would be maintained by a prudent landlord of a Class A office building in the Central Business District. Additionally, Landlord may obtain and carry any other form or forms of insurance as it may reasonably desire or as any Landlord's Mortgagee may require.

         The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the proceeds of sale on execution of the interest of Landlord in the Building in which the Premises are located, and Landlord shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord.

         3.3  Waste. Tenant shall not commit or permit any waste to be committed
              -----
whatsoever.

         3.4  Nuisances. Tenant shall not create or allow any nuisance to exist
              ---------
in the Premises, and it shall abate promptly and free of expense to Landlord any nuisance that may arise. Landlord's determination of what constitutes a nuisance shall be binding on Tenant.

         3.5  Invalidation of Insurance. Tenant shall not suffer anything to be
              -------------------------
or remain upon or about the Premises which will invalidate any policy of insurance which Landlord may nor or hereafter have upon the Building.

         3.6  Increased Premiums. Tenant shall not suffer anything to be or
              ------------------
remain upon or about the Premises nor carry on or permit upon the Premises any trade or occupation or suffer to be done

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

anything which may render an increased or extra premium payable for any insurance of the Premises or the Building against fire, casualty, liability or any other insurable causes, unless consented to in writing by Landlord. Regardless of whether Landlord has so consented or not, Tenant shall pay any such increased or extra premium within ten days after Tenant shall have been advised by Landlord of the amount thereof.

         3.7  Alterations. Except as otherwise permitted herein or in the
              -----------
Building rules and regulations, Tenant shall not have the right to make changes, alterations, or additions to the Premises (including without limitation, floor coverings and fixtures) until Tenant has first obtained Landlord's approval in writing, which approval shall not be unreasonably withheld. Such changes, alterations, or additions, when made to the Premises by Tenant, shall at once become the property of Landlord and shall be surrendered to Landlord upon the termination for any reason of this Lease; but this clause shall not apply to movable equipment or furniture of Tenant or such changes, alterations or additions to the Premises as may be removed from the Premises without causing damages thereto other than the diminution in value to the Premises resulting from such removal. In the event Tenant elects to remove any such item, it shall do so at its sole expense. Title to any item so removed shall immediately vest in Tenant without any action on the part of Landlord being required.

         3.8  Use of Building Name. Tenant shall not, except to designate
              --------------------
Tenant's business address (and then only in a conventional manner and without emphasis or display) use the name or any simulation or abbreviation of such name for any purpose whatsoever. Landlord shall have the right to change the name of the Building at any time after six (6) months notice to all Tenants. Tenant will discontinue using any such name and any simulation or abbreviation thereof for the purpose of designating Tenant's business address before the date Landlord shall specify in its notice to Tenant after which the Building shall no longer be known by such name.

         3.9  Signs. Tenant shall not paint, display, inscribe, maintain or
              -----
affix any sign, pictures, advertisement, notice, lettering or direction on any area outside the Premises except on hallway doors of the Premises, and then only such name or names or matter and in such color, size, style, character and materials as may first be approved by Landlord in writing. Landlord shall have the right to remove, at Tenant's expense, all matter other than that above provided for without notice to Tenant.

         3.10 Defacing Premises and Overloading. Tenant shall not place
              ---------------------------------
anything or allow anything to be placed near the glass of any door, partition, wall or window which may be unsightly from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls. Blinds, shades, awnings or other forms of inside or outside windows coverings, or window ventilators or similar devices, shall not be placed in or about the outside windows in the Premises except to the extent that the character, shape, color, material and make thereof is approved by Landlord, and Tenant shall not do any painting or decorating in the Premises or make, paint, cut or drill into, or in any way deface any part of the Premises or the Building within the written consent of Landlord. Tenant shall not overload any floor or part thereof in the Premises, or any facility in the Building or any public corridors or elevators therein while bringing in or removing any large or heavy articles, and Landlord may direct and control the location of safes and all other heavy articles. Furniture and other large or heavy articles may not be brought into the Building, removed therefrom or moved from place to place within any portion of the Premises or other portion of the Building or its equipment that would exceed the standard load limits as set forth in the rules of the Building.

         3.11 Repairs. Tenant shall, at its costs and expense, repair and
              -------
replace any damage or injury done to the Premises, or the Building, or any part thereof, caused by Tenant or its agents, employees, invitees, or visitors; and should Tenant fail to make such repairs or replacement within 15 days of occurrence of such damage or injury, Landlord may, at its option, make such repairs and replacements and Tenant shall pay the cost thereof to Landlord upon demand.

         3.12 Assignment or Subletting. Tenant shall not assign or sublet the
              ------------------------
Premises, this Lease or any part thereof without the prior written consent of Landlord, which consent may be withheld by Landlord for any reason whatever, whether reasonable or not. Notwithstanding any assignment or subletting, Tenant and any guarantor of Tenant's obligations under this Lease shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other obligations under this Lease.

         3.13 Attorney Fees. Tenant shall pay all costs of collection, including
              -------------
reasonable attorney fees, if all or any part of the rent reserved herein is collected after maturity with the aid of any attorney, and Tenant shall also pay reasonable attorney fees in the event it becomes necessary for Landlord to employ an attorney to force Tenant to comply with any of the covenants, obligations or conditions imposed by this Lease.

         3.14 Rules of Building. Tenant and Tenant's agents, employees and
              -----------------
invitees will comply fully with all requirements of Rules of the Building which are attached hereto and, which are a part of this Lease as though fully set out herein. Landlord shall at all times have the right to change such rules and regulations or to amend them in such reasonable manner, not inconsistent with the terms of this Lease, as may be deemed advisable for safety, care and cleanliness of the Premises and for preservation of good order therein. Provided, however, Landlord shall notify Tenant or any change in such rules at least ninety (90) days before such rules are to go into effect. All rules and regulation changes and amendments will be forwarded to Tenant in writing and shall be carried out and observed by Tenant after the effective date.

         3.15 Entry for Repairs Inspecting, Inc. Landlord, its officers, agents,
              ---------------------------------
partners and representatives, and any mortgagee, secured party or other creditor to whom or for whose benefit a lien against the interest of Landlord in the Building has been granted as security for the payment of any indebtedness of Landlord, shall each have the right to enter into and upon the Premises at all reasonable times, or in the case of emergency at any time, to inspect the same or make such repairs or alterations as they may deem necessary or desirable. However, such entry may only be made for a purpose reasonable related to the preservation of such party's security. Tenant shall also permit Landlord at all reasonable times or, in case of emergency, at any time to inspect, erect, use and maintain pipes, ducts, conduits, and similar devices in, above and through the Premises, and to make any necessary repairs or alterations. Landlord shall be allowed to take all material into and upon the Premises that may be required therefor without the same constituting an eviction of Tenant in whole or in part and the rent reserved shall in no wise abate while said repairs and maintenance are being made, by reason or loss or interruption of the business of Tenant, or otherwise. Anything to the contrary contained in this Section 3.15 notwithstanding, except in the case of any emergency, any such repairs or alterations which are made by Landlord, unless and except they are made at the request of Tenant, shall not be made at times when they would interrupt the normal business operations of Tenant, except with prior written approval of Tenant.

         3.16 Surrender of Premises. Upon any termination of this Lease, by
              ---------------------
expiration, lapse of time or otherwise:

              (a) Tenant shall immediately vacate and surrender the Premises to Landlord in good order, condition and repair, reasonable wear and tear or casualty damage to be repaired by Landlord pursuant to Section 4.9 excepted.

              (b) Tenant shall surrender all door keys for the Premises to Landlord.

              (c) Tenant grants to Landlord full authority and right to enter upon the Premises and take possession thereof.

              (d) All installations, decorations, floor covering, fixtures, additions, partitions, hardware, light fixtures, non-trade fixtures and improvements, temporary or permanent, except movable furniture and equipment belonging to Tenant, in or upon the Premises, whether placed thereby Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant; provided, however, all such installations, decorations, etc. placed there by Tenant may be removed by Tenant at its sole expense if such removal can be accomplished without causing damage to the Premises other than the diminution in value to the Premises attributable to the installations, decoration, etc. that are removed. Title to any items so removed shall immediately vest in Tenant without any action on the part of Landlord being required.

         3.17 Liens. Tenant shall keep the Premises free from all liens which
              -----
might arise from a third party's transaction with Tenant, including but not limited to the provision of services and the sale of goods and materials. If such lien does arise, then Tenant shall cause such lien to be removed, extinguished or satisfied within a reasonable time at the expense of Tenant.

         3.18 Real Estate Broker. Tenant represents that Tenant has dealt
              ------------------
directly with (and only with) FLAKE & KELLEY MANAGEMENT, INC. D/B/A FLAKE & KELLEY MANAGEMENT, Little Rock, Arkansas, as broker in connection with this Lease, and that insofar as Tenant knows, no other broker negotiated or participated in the negotiations of this Lease or submitted or showed the Premises or is entitled to any commission in connection with this Lease.

                                  ARTICLE IV

         4.1  Rights Reserved to Landlord. Landlord shall have the following
              ---------------------------
rights exercisable without notice or demand and without liability to Tenant for damage or injury to property, persons or business (all claims for damage therefor being hereby released by Tenant), and without effecting an eviction or disturbance of Tenant's use or possession of the remises or giving rise to any claim for setoffs or abatement of rent:

              (a) To name the Building and change the name or street address of the Building as set out in Section 3.8 above.

              (b) To install and maintain signs on the exterior and interior of the Building.

              (c) To retain at all times, and to use in appropriate instances, keys to all doors within and into the Premises, and Tenant shall not replace any locks without the prior written consent of Landlord.

              (d) To decorate, remodel, repair, alter or otherwise prepare the Premises for reoccupancy during the last six months of the term hereof, provided that Tenant shall have then vacated the Premises, or at any time after Tenant abandons the Premises.

              (e) To enter the Premises at reasonable hours to make inspections, or to exhibit the Premises to prospective tenants, purchasers or others, or for other reasonable purposes.

              (f) To have access to all mail chutes according to the rules of the United States Post Office.

              (g) To take all such reasonable measures as Landlord may deem advisable for the security of the Building and its occupants, including without limitation, the search of all persons entering or leaving the Building, the evacuation of the Building, and the closing of the Building after normal business hours and on Saturdays, Sundays and holidays, subject, however, to Tenant's right to admittance when the Building is closed after normal business hours under such reasonable regulations as Landlord may prescribe from time to time which may include by way of example by not of limitation, that persons entering or leaving the Building, whether or not during normal business hours, identify themselves to a security officer by registration or otherwise and that such persons establish their right to enter or leave the building.

              (h) To approve the weight, size and location of safes, computers and other heavy articles in and above the Premises and the Building and to require all such items and other office furniture and equipment to be moved in and out of the Building and the premises only at such times and in such manner as Landlord shall direct and in all events at Tenant's sole risk and responsibility.

              (i) To decorate and to make at any time or times, at its own expense, repairs, alterations, additions and improvements, structural or otherwise, in and to the Premises, the Building or part thereof as Landlord may deem necessary or desirable and to perform any acts related to the safety, protection or preservation thereof, and during such operations to take into and through the Premises or any part of the Building all material and equipment required; and to close or temporarily suspend operation of entrances, doors, corridors, elevators or other facilities, provided that Landlord shall cause only such inconvenience or annoyance to Tenant as is reasonably necessary in the circumstances.

              (j) To do or permit to be done any work in or about the Premises or the Building or any adjacent or nearby building, land, street or alley.

              (k) To grant to anyone the exclusive right to conduct any business or render any service in the Building.

              (l) To close the Building at 6:00 p.m. or such other reasonable time as Landlord may determine, subject, however, to Tenant's right to admittance under such regulations as shall be prescribed from time to time by Landlord and set out in the Rules of the Building.

              (m) To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment, and to approve all internal lighting that may be visible from the exterior of the Building.

              (n) To have and retain a paramount title to the Premises free and clear of any act of Tenant.

              (o) To sell, assign or transfer all of Landlord's interest in the Lease.

              (p) To prohibit the placing of bending or dispensing machines of any kind in or about the Premises without the prior written permission of Landlord, and to regulate the use thereof.

         4.2  Default.  The following event shall be deemed to be events of
              -------
default by Tenant under the Lease:

              (a) Tenant shall fail to pay any installment of rent hereby reserved and such failure shall continue for a period of ten days.

              (b) Tenant shall fail to comply with any term, provision or covenant of this Lease, other than the payment of rent, and shall not cure such failure within fifteen days after written notice thereof to Tenant.

              (c) Tenant or any guarantor of Tenant's obligations shall make an assignment for the benefit of creditors.

              (d) Tenant or any guarantor of Tenant's obligations shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any state thereof; or Tenant or any guarantor of Tenant's obligations shall be adjudged bankrupt or insolvent in proceedings filed against Tenant or any guarantor of Tenant's obligations thereunder and such adjudication shall not be vacated or set aside or stayed within the time permitted by law.

              (e) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant or any guarantor of Tenant's obligations and such receivership shall not be terminated or stayed within the time permitted by law.

              (f) Tenant shall desert, vacate or abandon any substantial portion of the Premises.

         Upon the occurrence of any of such events of default, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

              (1) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by force if necessary, without being liable for prosecution or any loss and damage which Tenant may suffer by reason of such termination, whether through failure to relet the Premises on satisfactory terms or otherwise.

              (2) Without terminating this lease, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, make such alterations and repairs as may be necessary in order to relet the Premises, and relet the Premises or any part thereof for such term and at such rental and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. Upon each such reletting, the rentals received by Landlord shall be applied: first, to the payment of any indebtedness other than rent hereunder due from Tenant to Landlord; second, to the payment of any costs and expenses of such reletting including brokerage fees and attorney's fees and costs of such alterations and repairs, third, to the payment of any rent due and unpaid hereunder, and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. If such rentals received from such reletting during any month shall be less than the rent to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord upon demand. No such re-entry or taking of possession by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of intention shall be given to a tenant; and any attempt by Landlord to mitigate its claim for damages against Tenant by reletting the Premises shall not be construed as a waiver of its right to damages under this section.

              (3) To enter upon the Premises, by force if necessary, without being liable for prosecution or any claim for damages therefor, and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant agrees to reimburse Landlord on demand for any expenses Landlord may incur in this effecting compliance with Tenant's obligations under this Lease, and Tenant further agrees that Landlord shall not be liable for any damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

              (4) Upon any event of default by Tenant all unpaid rent payments due under the terms of the lease shall be due and payable immediately upon demand by Landlord.

     Pursuit of any of the foregoing remedies shall not preclude pursuit of any other remedies herein provided, or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other or succeeding violation or breach of any of the terms, provisions, and covenants herein contained Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

     Tenant agrees upon any default hereunder on the part of Landlord that Tenant shall given written notice of such default by certified mail to each holder of any mortgage, deed of trust, security agreement, assignment of this Lease or other similar instrument, at such address as is provided under Section
4.11 of this Lease, and each such holder shall have thirty (30) days after receipt of said notice to cure the default before Tenant shall have any right to terminate this Lease because of the default.

     4.3 Estoppel Certificate by Tenant. From time to time, upon not less than
         ------------------------------
ten (10) days prior request by Landlord. Tenant shall execute and deliver to Landlord and to any other person designated by Landlord a written estoppel certificate stating, among any other thing reasonably requested by Landlord, that (a) the Lease has commenced and Tenant is paying rent on a current basis in accordance with the terms of the Lease, subject to no offsets or claims and that all Shell Space Work and other obligations of Landlord which are conditions precedent to Tenant's occupying the Premises have been fulfilled, (b) Landlord is not in default under the Lease and no condition exists which with the passage of time will become a default, and (c) no modification or amendment will be made in the Lease without the prior written consent of any mortgagee, secured party or other creditor to whom or for whose benefit as lien against the interest of Landlord in the Building has been granted as security for the payment of any indebtedness of Landlord.

         4.4  Subordination of Lease, Attornment Non-Disturbance. This Lease and
              --------------------------------------------------
all rights of Tenant hereunder are subject and subordinate to any deeds of trust, mortgages, security agreements, lease assignments or other instruments of security, as well as to any ground leases or primary leases, that now or hereafter cover all or any part of the Building, the land situated beneath the building or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increase, renewals, modifications, consolidations, replacements and extensions of any of the foregoing. This provision is hereby declared by Landlord and Tenant to be selfoperative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that in the judgment of Landlord may be necessary or proper to confirm or evidence such subordination. Notwithstanding the generality of the foregoing provisions of the
Section 4.4. Tenant agrees that any such mortgagee, secured party or assignee shall have the right at any time to subordinate any such deeds of trust, mortgages, security agreements, lease assignments or other instruments of security to this Lease on such terms and subject to such conditions as they may deem appropriate in their discretion. Provided, however, so long as Tenant is not in default in the payment of rent or in the performance of any of the terms of the Lease, Tenant's possession of the Premises and Tenant's rights and privileges under the Lease or any renewal thereof shall not be diminished or interfered with by any aforesaid mortgagee, secured party or assignee. Landlord shall include such a non-disturbance clause in any instrument creating a lien on the Building, provided that the form thereof shall be satisfactory to the holder of such lien. Tenant hereby irrevocably appoints Landlord as attorney in fact for Tenant with full power and authority to execute and deliver in the name of mortgagee, secured party or assignee, or as Tenant may be directed by the same, upon the receipt of notice from the same that Landlord is in default under their particular security instrument. Tenant agrees in the event it is requested by such mortgagee, secured party or assignee, or any proceedings are brought for the foreclosure or enforcement of any such security instrument, to attorn to the holder of the same and to recognize them as Landlord under this Lease. Tenant agrees to execute and deliver at any time and from time to time upon the request of Landlord any instrument which may be necessary or appropriate in any such event to evidence such attornment. Tenant hereby irrevocably appoints Landlord and the holder of such security instrument, or any of them, the attorney in fact for Tenant with full power and authority to execute and deliver in the name of Tenant any such instrument. Tenant further waives the provisions of any statute or law now or hereafter in effect which may give or support to give Tenant any right to terminate or otherwise adversely affect this Lease in the event any such foreclosure proceeding is brought. Tenant and Landlord further agree that any agreement by either of them to pay any leasing commissions in regard to the Lease shall not be enforceable against any party other than the party entering into such agreement, and such agreement shall at all times be subordinate and inferior to the lien of any aforesaid security instrument.

         4.5  Renewal or Amendment. No renewal or amendment of this Lease shall
              --------------------
be binding on either party unless it is in writing and signed by Landlord and Tenant.

     4.6   Holding over. Should Tenant or any of its successors in interest hold
           ------------
over the Premises or any part thereof after the expiration of the term of this Lease, such holding over shall constitute and be construed as a tenancy from month to month only. Tenant will pay as liquidated damages on the first day of each month during the holdover period an amount equal to one hundred twenty-five percent (125%) of the rent paid or due to be paid during the last month of the term of this Lease. no receipt of money by landlord from Tenant after termination of the Lease shall reinstate or extend this Lease or affect any prior notice given by landlord to Tenant. Any extension of this Lease shall be in writing signed by Landlord and Tenant.

     4.7   Waiver of Liability. As part of the consideration for this Lease,
           -------------------
Tenant hereby releases Landlord from all liability for damage to any property of Tenant located in or upon the Building which results from the negligence of Landlord to the extent any such loss or damage is covered by insurance maintained by Tenant. Also, as part of the consideration for the Lease, Landlord hereby releases Tenant from all liability for damage to any property of Tenant located in or upon the Building which results from the negligence of Landlord to the extent any such loss or damage is covered by insurance maintained by Tenant. Also, as part of the consideration for this Lease, Landlord hereby releases Tenant from all liability for damage to any property of Landlord located in or upon the Building which results from the negligence of Tenant to the extent any such loss or damage is covered by insurance maintained by Landlord. Tenant and Landlord further covenant that any insurance maintained by either party shall contain an appropriate provision whereby the insurance company of companies consent to the foregoing mutual release of liability and so waive insurance subrogation rights to the extent of the agreement contained in this Section 4.7, provided that Landlord's release shall only be operative upon proof of insurance coverage and approval of said insurance by Landlord and its insurer.

     4.8   Covenants to Run to Heirs, etc. All covenants, conditions,
           ------------------------------
agreements, and undertakings in this Lease shall extend and inure to the benefit of Landlord and its successors and assigns, and to the heirs, executors, administrators, successors and assigns of Tenant the same as if they were in every case named and expressed; and except as herein otherwise provided, all said covenants, conditions and agreements shall be binding upon the successors and assigns, heirs, executors, and administrators of the respective parties.

     4.9   Damage by Fire or Other Casualty. If any part of the Premises or a
           ---------------------------------
material portion of the building which affects Tenant's occupancy is rendered untenantable by fire or other casualty, Landlord may elect (a) to terminate this Lease as of the date of the fire or casualty by notice to Tenant within sixty
(60) days after the date, or (b) to repair, restore or rehabilitate the Building or the Premises at Landlord's expense, in which event this Lease shall not terminate but rent shall be pro-rated for that portion of the Premises that are untenantable and abated on a per diem basis for that portion of the Premises that is untenantable. If such damage is due to an act or omission of Tenant, then Landlord shall have such rights as are set forth herein at Tenant's cost and expense. If Landlord elects so to repair, restore, or rehabilitate the Building or the Premises, said work shall be undertaken and prosecuted with all due diligence and speed. In the event of termination of the lease pursuant to this Section 4.9 rent shall be apportioned on a per diem basis and paid to the date of the fire or casualty. Further, Landlord shall carry all risk property damage insurance with flood and earthquake endorsements for the full replacement value of the Building with Tenant as an additional insured as its interest may appear.

     4.10  Condemnation. If the land or the building, or any part thereof, or
           ------------
any interest therein, be taken by virtue of eminent domain or for any public or quasi-public use or purpose. Landlord shall have the right to terminate this Lease at the date of such taking or within six months thereafter by giving Tenant thirty (30) days' prior notice of the date of such termination. Any interest which Tenant may have or claim to have in any award resulting from any condemnation proceedings shall be limited solely to the unamortized value of any permanent improvements to the structure of the Building paid for directly by Tenant and any claim for furniture or equipment of any nature whatsoever shall be excluded. All other condemnation awards, including but not limited to any award made on the basis of the leasehold estate created by this Lease, shall be the sole and separate property of Landlord.

     4.11  Notices. Any notice required or desired to be given in connection
           -------
with this Lease shall be in writing sent by certified mail, postage prepaid. Such notices shall be sent to the persons at the addresses reflected below or any other person or addresses designated in writing by any such person entitled to receive notice pursuant to the terms of this Lease:

     LANDLORD:

     TENANT:

     It shall be the obligation of all person entitled to receive any notice pursuant to this Lease to provide proper names and addresses to the person required to give such notice. All persons required to give such notices shall be deemed to have satisfied their duties to give notice by giving notice to the name at the address so provided. If no name and address is given by a mortgagee, secured party or other creditor then Tenant and Landlord have not duty to give notice to that particular mortgagee, secured party or other creditor failing to give the proper name and address until such is provided.

     4.12  Exhibits and Effective Date. Submission of the Lease for examination
           ---------------------------
does not constitute a reservation of or option for leasing the Premises. The Lease becomes effective only upon execution and delivery by both Landlord and Tenant and approval by Landlord's mortgagee where such approval is required. All exhibits and riders attached to this Lease and initiated by Landlord and Tenant are incorporated into and made a part of this Lease.

     4.13  Time. Time is of the essence in this Lease.
           ----

     4.14  Captions. The captions used in this Lease are for convenience only
           --------
and do not in any way limit or amplify the terms and provisions hereof.

     4.15  Other Agreements. This Lease contains the entire agreement of the
           ----------------
parties hereto with respect to the matters contained herein and no other representations, promises or agreements, oral or otherwise, have been made between the parties.

     4.16  Other Provisions.
           ----------------
           -     Landlord to clean carpets and touch up walls

           - 1 parking space in basement @ 63.00 per month, 2 @ 6th and Broadway @ $35.00 per month



IN TESTIMONY WHEREOF, the above named Landlord and the above named Tenant have executed this instrument on the day and year set forth above in this Lease.

ATTEST:                                  LANDLORD:
                                         FL Building Corp.

By:      (No Attestation)                By: /s/ Henry Kelly, Jr., President
    ----------------------------            ---------------------------------
------------------------------------------------------------------------------

Date:                                    Date:
      --------------------------              -------------------------------

ATTEST:                                  TENANT:

By:      /s/ Pamela J. Prisock           By:      /s/ Hap Hederman
   -----------------------------            ---------------------------------

Date:    10/17/97                        Date:    10/17/97
      --------------------------              -------------------------------